FINANCIAL INVESTORS TRUST

Emerald Insights Fund

Emerald Finance and Banking Innovation Fund

(each, a “Fund”)

Supplement dated June 25, 2025 to the
Prospectus and Statement of Additional Information,

each dated August 31, 2024, as supplemented

The Board of Trustees (the “Board”) of Financial Investors Trust (the “Trust”), based upon the recommendation of Emerald Mutual Fund Advisers Trust, the investment adviser to the Funds, approved the proposed reorganization of each Fund into the corresponding series of The RBB Fund, Inc. (each, a “New Fund”) identified in the table below, subject in each case to the approval of the shareholders of the relevant Fund (each, a “Reorganization”).

Fund	New Fund
Emerald Insights Fund	F/m Emerald Special Situations ETF
Emerald Finance and Banking Innovation Fund	Emerald Banking & Finance Evolution Fund

The Board also approved an Agreement and Plan of Reorganization for each of the Funds (each, a “Plan”). Each Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes.

For the Emerald Finance and Banking Innovation Fund, the applicable Plan provides that the Fund will transfer all of its assets to the corresponding New Fund, in exchange solely for (1) the number of the New Fund shares equivalent in value to shares of the Fund outstanding immediately prior to the closing date of the Reorganization, and (2) the New Fund’s assumption of all of the Fund’s liabilities, followed by a distribution of those shares to the Fund’s shareholders so that the Fund’s shareholders receive shares of the corresponding New Fund equivalent in value to the shares of the Fund held by such shareholder on the closing date of the Reorganization.

For the Emerald Insights Fund, the applicable Plan provides that the Emerald Insights Fund (1) will recapitalize so that it has a single class of shares outstanding so that each holder of that single class of shares holds shares of that single class immediately after the recapitalization with an aggregate value equal to the aggregate value of any shares of the Emerald Insights Fund held immediately prior to the recapitalization, and (2) following the recapitalization, shall redeem all fractional shares of the Emerald Insights Fund outstanding. After the recapitalization and redemption of all fractional shares, the Emerald Insights Fund will transfer all of its assets to the corresponding New Fund, in exchange solely for (1) the number of the New Fund shares equivalent in value to shares of the Fund outstanding immediately prior to the closing date of the Reorganization, and (2) the New Fund’s assumption of all of the Fund’s liabilities, followed by a distribution of those shares to the Fund’s shareholders so that the Fund’s shareholders receive shares of the corresponding New Fund equivalent in value to the shares of the Fund held by such shareholder on the closing date of the Reorganization.

Based upon additional information received by the Trust, the Trust will hold a shareholder meeting on or about July 29, 2025, as may be adjourned, at which shareholders of each Fund as of June 10, 2025 will be asked to consider and vote on the applicable Plan. If shareholders of each Fund approve the Reorganization with respect to that Fund, the Reorganizations are expected to take effect in or around August 1, 2025.

Shareholders of each Fund will receive a combined prospectus/proxy statement with additional information about the shareholder meeting, the Reorganizations, and the New Funds. Please read these materials carefully, as they will contain a more detailed description of the Reorganizations.

As of the date of this supplement, the supplement dated May 6, 2025 to the Prospectus and Statement of Additional Information, each dated August 31, 2024, as supplemented, is no longer in force and effect.

Please retain this supplement with your Prospectus and
Statement of Additional Information.